                                                                   Exhibit 99.1

                 Certification of the Chief Executive Officer
                      Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   In connection with the Quarterly Report of Accenture SCA (the "Company") on Form 10-Q/A for the period ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joe W. Forehand, Chief Executive Officer of Accenture Ltd, the general partner of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/  Joe W. Forehand
                                            -----------------------------------
                                            Joe W. Forehand
                                            Chief Executive Officer of
                                              Accenture Ltd
                                            Dated: October 30, 2002